UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FEDERAL REALTY INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2007

Federal Realty Investment Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-07533	52-0782497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland	20852-4041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301/998-8100

(Former Name or Former Address, if Changed Since Last Report)

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Item 8.01.	Other Events.

Federal Realty Investment Trust (the “Trust”) has made a technical revision to Section 23 of its Amended and Restated 2001 Long-Term Incentive Plan (the “Plan”) to clarify that the Trust will not reprice options issued under the Plan without receiving the approval of the Trust’s shareholders. The Plan is subject to shareholder approval and is scheduled to be voted on by the shareholders at the Trust’s 2007 Annual Meeting of Shareholders on Wednesday, May 2, 2007. The Plan is described in detail in the Trust’s proxy statement filed with the Securities and Exchange Commission on March 26, 2007.

As revised, Section 23 reads in its entirety as follows:

23. AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Trust’s shareholders, amend the Plan such that it does not comply with (or in a manner that does not comply with) the rules of any stock exchange or national quotation system on which securities of the Trust are listed for trading or quotation, applicable federal securities laws, or the Code (including requirements necessary to qualify Options as Incentive Share Options or qualify Awards as performance-based compensation under Code Section 162(m)). Except as permitted under this Section 23 or Section 24 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan. Furthermore, except as permitted under Section 24 hereof, no adjustment to decrease the Option Price of an outstanding Option, whether by amending the Option Price or by canceling the outstanding Option and reissuing a replacement or substitute Option having a lower Option Price or any other Award, may be made without approval of the Trust’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: April 23, 2007	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary